EXHIBIT 7(c)
                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Alexandria Real Estate Equities, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

         In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 5th day of June, 1997.

                           AEW PARTNERS II, L.P.

                           By:  AEW II, L.P.,
                                its general partner

                                By:  PARTNERS II HOLDINGS, L.P.,
                                     its general partner

                                     By:  AEW II CORPORATION,
                                          its general partner

                                          By:  /s/ J. Grant Monahon
                                               ------------------------



                             (SIGNATURES CONTINUED)

(SIGNATURES CONTINUED)


                            AEW HEALTH SCIENCE PROPERTIES CO-INVESTMENT, L.P.

                            By:  AEW PARTNERS II, L.P.,
                                 its general partner

                                 By:  AEW II, L.P.,
                                      its general partner

                                      By:  PARTNERS II HOLDINGS, L.P.,
                                           its general partner

                                           By:  AEW II CORPORATION,
                                                its general partner


                                                By:  /s/ J. Grant Monahon
                                                     -------------------------



                            AEW II, L.P.

                            By:  PARTNERS II HOLDINGS, L.P.,
                                 its general partner

                                 By:  AEW II CORPORATION,
                                      its general partner


                                      By:  /s/ J. Grant Monahon
                                           ----------------------------


                             (SIGNATURES CONTINUED)

(SIGNATURES CONTINUED)


                              PARTNERS II HOLDINGS, L.P.

                              By:  AEW II CORPORATION,
                                   its general partner


                                   By:  /s/ J. Grant Monahon
                                        -----------------------


                              AEW II CORPORATION


                              By:  /s/ J. Grant Monahon
                                   --------------------------


                              AEW CAPITAL MANAGEMENT, L.P.

                              By:  AEW CAPITAL MANAGEMENT, INC.,
                                   its general partner


                                   By:  /s/ James J. Finnegan
                                        --------------------------


                              AEW CAPITAL MANAGEMENT, INC.


                              By:  /s/ James J. Finnegan
                                   ---------------------------